# SUBSCRIPTION AGREEMENT
**(Accredited Investors Only)**

To: Kyto Technology and Life Science, Inc. (the "Issuer")

Re: Purchase and Sale of Units of the Issuer

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from the Issuer, subject to the terms and conditions set forth in Schedules "A" and "B" attached to this subscription and by this reference incorporated herein, that number of Units of the Issuer set out on page 2.

The Subscriber and the Issuer hereby agree that the Units, and any subsequent re-offering and resale thereof, have and shall be conducted on the terms and conditions specified in Schedule "A" hereto. The Subscriber hereby makes, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, the acknowledgments, representations and warranties set out in Schedule "B" hereto, and agrees that the Issuer can rely on such acknowledgments, representations and warranties should this subscription offer be accepted.

**INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION PRIOR TO DELIVERY TO THE ISSUER**

1. All Subscribers must complete the information required on page 2 with respect to subscription amounts and registration and delivery particulars. Each subscriber must verify its "accredited investor" status by initialing the applicable investor category set forth on Schedule B, at page 9 of the subscription agreement.

2. Return this subscription agreement completed and executed to The Issuer

3. Send a US$ wire transfer that will be payable to **Escrow, LLC,** as Escrow Agent, in the amount of the applicable subscription funds, according to the following wire instructions:

   United Bank
   531-A East Market St.
   Leesburg, VA 20176
   ABA #: 056004445
   Account Name: Escrow, LLC
   Account Number: 20230435
   Reference: Kyto BioPharma

Note to Subscriber: Kyto BioPharma Inc. name change Kyto Technology and Life Science, Inc. on Closing.

**SUBSCRIPTION AMOUNTS**

Number of Units to be purchased at U.S.$1.00 each ______________________________

Aggregate Subscription Amount: U.S.$ ______________________________

**REGISTRATION AND DELIVERY** (Complete **Box A**. For Broker registration, ALSO complete **Box B**):

**BOX A: SUBSCRIBER INFORMATION AND SIGNATURE**

______________________________________________________________________
(name of subscriber)

______________________________________________________________________
(address – include city, province and postal code)

__________________________________ x__________________________________
(contact name and telephone number) (signature of subscriber/authorized signatory)

__________________________________ __________________________________
(contact email address) (if applicable, print name of signatory and office)

__________________________________
Taxpayer ID Number/Social Security Number

**BOX B: FOR REGISTRATION THROUGH BROKER OR TRUSTEE**

________________________________in trust for ______________________________
(name of the registered holder) (name of beneficial holder)

______________________________________________________________________
(address of registered holder -- include city, province and postal code)

______________________________________
(registered holder: contact name and telephone number)

______________________________________
(registered holder: contact email address)

| If the Subscriber is acting as agent and registered holder for a principal and is not a trust company or portfolio manager acting as trustee or agent for fully managed accounts: | If the Units subscribed for are to be delivered to an address other than that provided in Box A or Box B above: |
| --- | --- |
| ______________________________ (name of principal) | ______________________________ (name of addressee) |
| ______________________________ (address of principal) | ______________________________ (address) |
| ______________________________ (address of principal) | ______________________________ (address) |

Execution by the Subscriber in Box A hereof shall constitute an irrevocable offer and agreement by the Subscriber to subscribe for the Units described herein on the terms and conditions herein set out. The Issuer shall be entitled to rely on the delivery of a facsimile copy of this subscription, and acceptance by the Issuer of such facsimile subscription shall be legally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms and conditions hereof.

## ACCEPTANCE

| | | |
| --- | --- | --- |
| This subscription is accepted and agreed to by the Issuer as of the ___ day of ______, 2018: | ) | **KYTO TECHNOLOGY AND LIFE SCIENCE, INC.** |
| | ) | |
| | ) | |
| | ) | ______________________________ |
| | ) | **By: Paul Russo** |
| | | **President & CEO** |

## SCHEDULE A

1. **Interpretation**

1.1 Unless otherwise stated, all dollar figures herein expressed are in U.S. Dollars.

1.2 Unless the context otherwise requires, a reference in this subscription and the Schedules hereto to:

(a) "Closing refers to the completion of the purchase and sale of the Offering of Units, and if the purchase and sale occurs after the sale of the Offering then completion of each sale shall be a "Closing";

(b) "Public Record" refers to all public information which has been filed by the Issuer with the United States Securities and Exchange Commission ("SEC");

(c) "SEC" refers to the United States Securities and Exchange Commission;

(d) "Units" means Units consisting of 1 Preferred Share and 1 Warrant, as defined in section 1.2 (e) and (f)

(e) "Preferred Shares" means Preferred Shares convertible into Common Shares of the Issuer

(f) "Warrants" means Warrant to purchase 1 Common Shares of the Issuer at $1.50 for a term of three (3) years from issuance (Form of Warrant attached as Appendix "A")

(g) "Securities" means Common Shares of the Issuer,

(h) "1933 Act" means the United States of America Securities Act of 1933, as amended;

2. **Subscription**

2.1 The Issuer is offering 1,500,000 Units (each Unit consisting of 1 Preferred Share convertible into 1 Common Share and 1 Warrant to purchase 1 Common Share at $1.50 per Share for a term of three (3) years) at a price of $1.00 per Unit (each a "Unit" and collectively the "Units"), for aggregate proceeds of a of $1,500,000, in a transaction exempt from registration under the 1933 Act and the regulations promulgated thereunder (the "Offering").

3. **Closing Condition**

3.1 All subscription funds will be held in escrow by **Escrow, LLC**, acting as Escrow Agent for the Issuer, pending the acceptance or rejection of the Subscriber's subscription which will occur on or before February 28, 2018 unless extended by the Issuer (the "Offering Period"). Upon the acceptance of subscriptions for $1,000,000 during the Offering Period, the subscription funds will be released to the Issuer and certificates representing Units will be delivered to the subscriber. Subscriptions are irrevocable. If the subscription offer is rejected all related subscription funds will be returned to the Subscriber without interest, set-off or deduction.

3.2 Once the offering is completed, any additional subscription funds received by the Escrow Agent will be delivered to the Issuer for its immediate use upon the acceptance of the subscription by the Issuer. In the event that Offering is otherwise terminated before the sale of the Offering or the Offering is not sold during the offering period, subscription funds will be repayable in full on demand without interest or deduction.

**4. Eligibility and Subscription Procedure**

4.1 The Units are being offered and sold in the United States only to persons who are "accredited investors" in reliance upon an exemption from registration under Rule 506 of Regulation D promulgated under the 1933 Act, and are therefore subject to the limitations on public resale pursuant to Rule 502(d) of Regulation D.

4.2 The Offering is not being made, and this subscription does not constitute, an offer to sell or the solicitation of an offer to buy the Units in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation.

**4.3** Subscribers must complete and execute this subscription (**please see the Instructions listed on the face page hereof**) and return them to the Placement Agent with a wire transfer that will be payable to **Escrow, LLC, acting as Escrow Agent for The Issuer, in the amount of the applicable subscription funds.**

4.4 A subscription will only be effective upon its acceptance by the Issuer. Subscriptions will only be accepted if the Issuer is satisfied that, and will be subject to a condition for the benefit of the Issuer that, the Offering can lawfully be made in the jurisdiction of residence of the Subscriber pursuant to an available Exemption and that all other applicable securities laws have been and will be complied with in connection with the proposed distribution.

4.5 The Issuer reserves the right to accept or reject any subscription in whole or in part. The Issuer shall have no liability whatsoever to any Subscriber in the event that any of the foregoing shall occur.

**5. Use of Term Sheet**

5.1 Subscriber acknowledges receipt and review of the Term Sheet delivered in connection with the Offering contemplated herein.

**6. Closing**

6.1 The Offering contemplated herein will be completed at one or more Closings at such time or times, on such date or dates, and at such place or places, once the Issuer has completed the Offering and thereafter as the Issuer may determine. At each Closing, the Issuer will deliver certificates representing the Units to those Subscribers whose subscriptions have been accepted, against delivery or prior receipt of the subscription funds therefor.

## 7. Resale Restrictions and Share Certificate Legends

7.1 The undersigned understands that neither the Units nor the Preferred Shares nor the Securities which may be issued by Warrant exercise have not been registered, but are being acquired by reason of a specific exemption for transactions by an issuer not involving any public offering and that any disposition of the subject Units, Preferred Shares or Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the 1933 Act. It is understood that the definition of an "underwriter" focuses on the concept of "distribution" and that any subsequent disposition of the subject Units or the underlying Securities can only be affected in transactions which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when Units are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the Units sufficient to assure that the persons desiring to sell the Units without registration first bear the economic risk of their investment, an a limitation on the number of Units which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in Rule 144 promulgated under the 1933 Act. After six (6) months from the later of the date the Securities underlying the Units are acquired from the Issuer or an affiliate of the Issuer and the full purchase price or other consideration is paid, all as calculated in accordance with rule 144(d), sales of the Securities in reliance on rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule. After one year from the date the Securities underlying the Units are fully paid for, as calculated in accordance with rule 144(d), it can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

7.2 The Subscriber acknowledges that although there are no legal restrictions on the transferability of the Units, the subscriber must register the underlying Securities of the Units or have an exemption from registration before the Subscriber may publicly resell the Securities in the United States. The Issuer may refuse to register transfer of the Securities in the absence of compliance with Rule 144 unless the undersigned furnishes the issuer with a "no-action" or interpretative letter from the SEC or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper; further, unless such letter or opinion states that the Securities are free of any restrictions under the 1933 Act, the issuer may refuse to transfer the Securities to any transferee who does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such Units as are set forth herein. The issuer may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

7.3 The Issuer has no obligation to file a prospectus qualifying the distribution of the Units in any jurisdiction where the Offering is made and has no intention to do so, except as it may be required to file a registration statement covering the public resale of the Units within the United States upon the request of 51% of the subscribers to the Offering, under the terms of the Registration Rights agreement between the Issuer and the Placement Agents for the benefit of the Subscribers to the Offering.

7.4 The foregoing is a summary only and is not intended to be exhaustive. Subscribers are advised to consult with their own advisors concerning the particular nature of the restrictions on transfer, the extent of the applicable holding period and the possibilities of utilizing any further Exemptions or the obtaining of a discretionary order to transfer any Units. Accordingly, Subscribers are further advised against attempting to resell or transfer any Units until they have determined that any such resale or transfer is in compliance with the requirements of all applicable securities laws, including but not limited to the filing with the appropriate regulatory authority of initial trade and other reports required upon any resale of Securities underlying the Units.

7.5 The Issuer will place a restricted legend on the certificates representing the Units as may be required under applicable securities laws, or as it may otherwise deem necessary or advisable.

**8. Costs**

8.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase, resale or transfer of the Units shall be borne by the Subscriber.

**9. Miscellaneous**

9.1 Each party to this subscription covenants and agrees that it will, from time to time both before and after the Closing, at the request and expense of the requesting party, promptly execute and deliver all such other instruments, notices, releases, escrow agreements, undertakings and other documents, and shall do all such other acts and other things, as may be necessary or desirable for the purposes of carrying out the provisions of this subscription.

9.2 Except as expressly provided for in this subscription and in the agreements, instruments and other documents contemplated or provided herein, this subscription contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations, warranties, acknowledgements and covenants, whether expressed or implied, whether written or oral, and whether made by statute, common law, the parties hereto or anyone else. This subscription may only be amended by instrument in writing signed by both parties hereto.

9.3 This subscription is governed by the laws of the State of Florida and the federal laws of the United States of America applicable therein. The Subscriber, in his personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom he is acting, irrevocably attorns to the jurisdiction of the courts of the State of Florida.

9.4 The invalidity or unenforceability of any particular provision of this subscription shall not affect or limit the validity or enforceability of the remaining provisions of this subscription.

9.5 This subscription, including without limitation the terms, conditions, representations, warranties, acknowledgments and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber notwithstanding the

completion of the purchase and sale of the Units and any subsequent disposition thereof by the Subscriber.

9.6 This subscription is not transferable or assignable.

SCHEDULE B

1. **Acknowledgments of the Subscriber**

1.1 The Subscriber hereby acknowledges and agrees for the benefit of the Issuer that:

(a) its decision to execute this subscription and purchase of the Units agreed to be purchased hereunder has not been based upon any oral or written representation or warranty as to fact or otherwise made by or on behalf of the Issuer, and that its decision is based entirely upon its review of the Public Record and Confidential Information Memorandum in connection with the Offering;

(b) neither the SEC or similar State regulatory authority has reviewed or passed on the merits of the Units;

(c) the Issuer is a U.S. publicly traded company on the OTCQB under the symbol KBPH, the symbol changed in accordance with the change of Name;

(d) there is no insurance covering the Units;

(e) the Units are "restricted securities" as defined in Rule 144(a)(3) and there are restrictions on the Subscriber's ability to resell the Units and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Units;

(f) it (or others for whom it is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Units and the applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible, and neither the Issuer nor **Escrow, LLC**, Escrow Agent to the Issuer, is in any way responsible, for compliance with applicable resale restrictions;

(g) to the knowledge of the Subscriber, the sale of the Units was not accompanied by any general advertisement or solicited in any manner in contravention of private placement applicable 1933 Act or other applicable securities laws;

(h) the offer made by this subscription is irrevocable and requires acceptance by the Issuer;

(i) the subscription is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Subscriber waives any requirement on the Issuer's behalf to communicate acceptance of this subscription to the Subscriber;

(j) no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, not have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Units;

(k) the Units are speculative investments which involved a substantial degree of risk;

(l) the Subscriber has had access to and has received all such information concerning the Issuer that the Subscriber has considered necessary in connection with the Subscriber's investment decision;

(m) the Issuer will rely on the acknowledgments, representations and warranties made herein or otherwise provided by the Subscriber to the Issuer in completing the sale and issue of the Units to the Subscriber.

2. **Representations, Warranties, and Covenants of the Subscriber**

2.1 If the Subscriber is purchasing the Units as principal for its own account, the Subscriber hereby represents, warrants and covenants to and with the Issuer that it is purchasing such Units not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Units.

2.2 Each Subscriber hereby represents, warrants and covenants to and with the Issuer that:

(a) The Subscriber is an "accredited investor" as defined by Regulation D as set forth below; According to Rule 501(a) of Regulation D, "accredited investor" means any person who comes within any of the following categories, or who the Issuer reasonable believes comes within any of the following categories, at the time of the sale of the Units to that person (<u>You must provide verification of your status as an "accredited investor," by initialing in the space provided, next to the accredited investor category to which you belong)</u>:

(i) _____ (Initial) a bank as defined in section 3(a)(2) of the 1933 Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

(ii) _____ (Initial) any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

(iii) _____ (Initial) an insurance company as defined in section 2(13) of the 1933 Act;

(iv) _____ (Initial) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act;

(v) _____ (Initial) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

(vi) _____ (Initial) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(vii) ____ Initial. any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(viii) _____ Initial. any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(ix) _____ Initial. any director, executive officer, or general partner of the Issuer of the securities being offered or sold, or any director, executive officer, or general partner of that issuer;

(x) _____ Initial. any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

(xi) _____ Initial. any natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(xii) _____ Initial. any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 30.506(b)(2)(ii); and

(xiii) _____ Initial. any entity in which all of the equity owners are accredited investors.

(b) the Subscriber and any beneficial purchaser for whom it is acting are resident in the jurisdiction set out on the execution page of this subscription

(c) This Agreement when fully executed and delivered to the Issuer will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms. The Subscriber, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Units. The purchase of the Units by the Subscriber, if it is an entity investor, is a permissible investment, declaration of trust or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Units has all requisite authority to sign such document on behalf of the Subscriber, if it is an entity investor.

(d) the entering into of this subscription and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the subscriber, and if the subscriber is a corporation or other legal entity, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(e) The Subscriber has been given the unrestricted opportunity to ask questions of, and receive answers from the Issuer, or persons acting on its behalf, concerning the terms and conditions of, and all other matters relating to the Offering, and has been given the unrestricted opportunity to obtain such additional information with respect to the offering as he has desired, including, but not limited to, any additional information necessary to verify the accuracy of the information set forth in the attached documentation. The undersigned has carefully read all material identified as being attached hereto and has no further questions with respect thereto.

(f) in connection with the Subscriber's investment in the Units, the Subscriber has not relied upon the Issuer or the Issuer's legal counsel or advisors for investment, legal or tax advice, and has, if desired, in all cases sought the advice of the Subscriber's own personal investment advisor, legal counsel and tax advisors, and the Subscriber is either experienced in or knowledgeable with regard to the affairs of the Issuer or, either alone or with its professional advisors, is capable by reason of knowledge and experience in financial and business matters in

general, and investments in particular, of evaluating the merits and risks of an investment in the Units; and it is able to bear the economic risk of an investment in the Units, and can otherwise be reasonably assumer to have the capacity to protect its own interest in connection with the investment;

(g) *Limitation on Transfer*. The Subscriber understands that the Units cannot be offered for sale, sold or otherwise transferred unless in accordance with the provisions of Rule 144 under the 1933 Act, pursuant to registration under the 1933 Act, or pursuant to other available exemption from registration under the 1933 Act.

(h) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase the Units;

(ii) that any person will refund the purchase price for the Units;

(iii) as to the future price or value of the Units; or

(iv) the Subscriber will comply with the applicable provisions of the Securities Act and any other relevant securities laws concerning the purchase and holding of the Units and any resale of the Units;

(i) The Subscriber is able to bear the economic risk of an investment in the Units for an indefinite period of time, can afford to risk the loss of the entire investment in the Units, and will, after making an investment in the Units, have sufficient means of providing for current needs and possible future contingencies without reliance upon this investment. Additionally, the Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth and this Subscription will not cause such overall commitment to become excessive.

(j) By reason of the Subscriber's business or financial experience, the Subscriber has the capacity to protect his own interest in connection with this transaction or has a pre-existing personal or business relationship with the company or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

(k) The Subscriber knows that the securities subscribed for herein are offered and sold pursuant to exemptions from registration and the 1933 Act, and state securities law based, in part, on these warranties and representatives, which are the very essence of this Subscription Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed

**(l)** The Subscriber shall indemnify and hold the Issuer harmless from all costs and expenses, including reasonable attorney's fees, incurred by the Issuer as a result of a breach hereof by the Subscriber. Further, all of the representations and warranties of the Subscriber contained herein and all information furnished by the Subscriber to the Issuer are true, correct and complete in all respects, and the Subscriber agrees to notify the Issuer immediately of any change in any representation, warranty or other information set forth herein.

**Appendix "A"**

**Form of Warrant to Purchase Common Stock**
(Kyto Technology and Life Science, Inc. – Non Brokered Private Placement of Preferred Units)
All amounts in US$ unless otherwise indicated

Date of Issuance:

Warrant to Purchase an Aggregate of ________ shares of Common Stock

FOR VALUE RECEIVED, Kyto Technology and Life Science, Inc., a Florida corporation (the "Company"), promises to issue in the name of, and sell and deliver to ________________ (the "Holder") a certificate or certificates for an aggregate of ______________(_________) shares of the Company's common stock (the "Common Stock"), upon payment by the Holder of $1.50 per share, with the Exercise Price being subject to adjustment in the circumstances set forth below.

1. Exercise of Warrant

(A) Exercise Period. The Holder may exercise this Warrant, in whole or in part (but not as to fractional shares), at any time and time to time commencing on the date hereof and ending at 5:00 p.m., Eastern Time, on February 28, 2021 (the "Exercise Period").

(B) Exercise Procedure.

(i) This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the "Exercise Date"):

(a) a completed Exercise Agreement, in the form attached hereto as *Exhibit A*, executed by the Holder (the "Purchaser"); and

(b) a certified check or other immediately available funds payable to the Company in an amount equal to the sum of the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise.

(ii) Certificates for the shares of Common Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within ten (10) business days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant representing the rights formerly represented by this Warrant that have not expired or been exercised. The Company will, within such ten (10) day period, deliver such new Warrant to the Holder at the address set forth in this Warrant.

(iii) The shares of Common Stock issuable upon the exercise of this Warrant will be deemed to have been transferred to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock on the Exercise Date.

(iv) The issuance of certificates for shares of Common Stock upon the exercise of this Warrant will be made without charge to the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and related transfer of the shares; *provided, however*, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate or instrument in a name other than that of the Holder of this Warrant, and that the Company shall not be required to issue or deliver any such

certificate or instrument unless and until the person or persons requiring the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(iv) Unless the Company shall have registered the shares of Common Stock underlying this Warrant under the Securities Act of 1933, the shares of Common Stock issuable upon the exercise of this Warrant will be "restricted securities" as that term is defined in the Securities Act of 1933. The Company may insert the following or similar legend on the face of the certificates evidencing shares of Common Stock if required in compliance with state securities laws.

> "These securities have not been registered under any federal or state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under any applicable federal or state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under any applicable federal or state securities laws is available."

(C) Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock on the exercise of this Warrant. The Company shall not be obligated to issue any fractional share interests or fractional warrant interests upon the exercise of this Warrant, nor shall it be obligated to issue scrip or pay cash in lieu of fractional interests, provided, however, that if a holder exercises all the Warrants held of record by such holder, the Company shall at its option (i) eliminate the fractional interests by rounding any fraction up to the nearest whole number of shares or (ii) within 30 days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser, in lieu of such fractional share, in an amount equal to the value of such fractional share as determined by the closing price of the Company's Common Stock as reported on the principal exchange on which the Company's Common Stock is then traded, as of the close of business on the Exercise Date.

2. Effect of Reorganization, Reclassification, Consolidation, Merger or Sale

(A) Recapitalization or Reclassification of Common Stock. In case the Company shall at any time prior to the satisfaction of the note underlying this Warrant, or the Exercise of this Warrant, or the expiration of the Exercise Period, whichever first occurs, effect a recapitalization or reclassification of such character that its Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the number of shares of Common Stock that the Holder of this Warrant shall be entitled to purchase upon exercise hereof shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of shares of Common Stock by reason of such recapitalization or reclassification, and the Exercise Price of such recapitalized or reclassified Common Stock shall, in the case of an increase in the number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased.

(B) Consolidation, Merger or Sale. In case the Company shall at any time prior to the satisfaction of the note underlying this Warrant, or the exercise of this Warrant, or the expiration of the Exercise Period, whichever first occurs, consolidate or merge with any other corporation (unless the Company shall be the surviving entity) or transfer all or substantially all of its assets to any other corporation preparatory to a dissolution, then the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the Holder of this Warrant, upon the exercise thereof after the effective date of such transaction, shall be entitled to receive the kind and amount of shares, evidences of indebtedness, and/or other property receivable on such transaction by a holder of the

number of shares of Common Stock as to which the Warrant was exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder hereof to the effect that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness, or other securities or assets thereafter deliverable upon exercise of this Warrant.

(C) Notice of Adjustment. Whenever the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted as provided herein, the Company shall file with its corporate records a certificate of its Chief Financial Officer setting forth the computation and the adjusted number of shares of Common Stock purchasable hereunder resulting from such adjustments, and a copy of such certificate shall be mailed to the Holder. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available for inspection by the holders of the Warrants on any day during normal business hours.

3. Reservation of Common Stock. The Company will at all time reserve and keep available such number of shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. Upon exercise of this Warrant pursuant to its terms, the Holder will acquire fully paid and non-assessable ownership rights of the Common Stock, free and clear of any liens, claims or encumbrances except as otherwise provided herein.

4. No Stockholder Rights or Obligations. This Warrant will not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. Until the shares of Common Stock issuable upon the exercise of this Warrant are recorded as issued on the books and records of the Company's transfer agent, the Holder shall not be entitled to any voting rights or other rights as a stockholder; provided, however, the Company uses its best efforts to ensure that, upon receipt of the Exercise Agreement and payment of the Exercise Price, the appropriate documentation necessary to effectuate the exercise of the Warrant and the issuance of the Common Stock is accomplished as expeditiously as possible. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any obligation of such Holder for the Exercise Price or as a stockholder of the Company.

5. Miscellaneous

(A) Notices. Any notices, requests or consents hereunder shall be deemed given, and any instruments delivered, two days after they have been mailed by first class mail, postage prepaid, or upon receipt if delivered personally or by facsimile transmission, as follows:

If to the Company: Kyto Technology and Life Science, Inc.
500 Australian Ave. S., Suite 600
West Palm Beach FL 33401

If to the Holder: To the address and/or facsimile of Holder as recorded in the records of the Company.

except that any of the foregoing may from time to time by written notice to the other designate another address which shall thereupon become its effective address for the purposes of this paragraph.

(B) Entire Agreement. This Warrant, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject

matter and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

(C) Governing Law. This Warrant is governed by, interpreted under and construed in all respects in accordance with the substantive laws of the State of Florida and the federal laws of The United States of America, without regard to the conflicts of law provision thereof, and irrespective of the place of domicile or resident of the party. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Warrant, the parties hereby agree and consent to the jurisdiction and venue of the Courts of the State of Florida; and further agree and consent that personal service of process in any such action or preceding outside the State of Florida shall be tantamount to service in person in Florida.

IN WITNESS WHEREOF, this Warrant has been duly executed and the corporate seal affixed hereto, all as of the day and year first above written.

Kyto Technology and Life Science, Inc.

By:________________________________

Paul Russo, President & CEO

## EXHIBIT A

## EXERCISE AGREEMENT

To: ____________________ Dated: ____________________

The undersigned record Holder, pursuant to the provisions set forth in the within Warrant, hereby subscribed for and purchases ___________ shares of Common Stock covered by such Warrant and hereby makes full cash payment of US$ ______ for such shares at the Exercise Price provided by such Warrant.

________________________________
(Signature)

________________________________
(Print or type name)

________________________________
(Address)

**NOTICE**: The signature of this Exercise Agreement must correspond with the name as written upon the face of the within Warrant, or upon the Assignment thereof, if applicable, in every particular, without alteration, enlargement or any change whatsoever.